SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2006

Bullion River Gold Corp.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada
(STATE OR OTHER JURISDICTION OF
INCORPORATION OR ORGANIZATION)

333-85414 COMMISSION FILE NUMBER 3500 Lakeside Court, Suite 200 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	98-0377992 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89509 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 3.02   Unregistered Sales of Equity Securities.

On July 10, 2006 the Registrant completed the offer and sale of an aggregate of 7,069,006 Units, with each Unit consisting of one share of Common Stock and one Warrant to acquire one share of Common Stock. Through July 10, 2006 the Registrant received $ 4,244,251 in gross proceeds from the subscriptions and $4,077,376 in net proceeds from the subscriptions after the deduction $166,875 in finder’s fees and other fees and expenses in the offering. The Registrant received a reduction in the amount it owes on a certain land purchase agreement of $175,500 from the Washington Niagra Mining Partnership (“Washington Niagra”) for Washington Niagra’s purchase of 234,000 units.

With respect to the issuance and sale of the Units to the Investors, exemption from registration requirements is claimed under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(2) of the Securities Act, Regulation D or Regulation S promulgated thereunder. The subject Investors represented their intention to acquire the Registrant’s shares for investment only and not with a view to, or for sale in connection with, any distribution thereof and appropriate legends were affixed to the certificates evidencing the shares in such transaction. Furthermore, with respect to issuance and sale in reliance upon Regulation S, the subject Investors represented there are not U.S. persons and that they will resell the Registrant’s shares only in accordance with the provisions of Regulation S. The subject Investors had acquired access to information about the Registrant.

Subscriber	Subscription Amount
Elton Participation Group (1)	1,000,000
Willy Huber (1)	20,000
Susanne Schoen (1)	50,000
Karsten Behrens (1)	12,500
Swiss First (1)	100,000
Arnd Kaltofen-Ehmann (1)	7,500
Barbara Thurner (1)	7,500
Gerd Weger (1)	100,000
Rashid Ahmed (1)	8,250
Shane Mortimer (1)	4,250
Engelbert Hormannsdorfer (1)	20,000
Angela Hochwimmer (1)	25,000
Ingo Brehme (1)	20,000
Lars Lindquist (1)	10,000
Laguana Partners Ltd. (1)	10,000
Christopher Paterson (1)	50,000
Heinz Hoefliger (1)	50,000
4P Management Partners SA (1)	30,000
PHS Management (2)	500,000
Alfred Haber (2)	90,000
AU Capital (3)	75,000
Goldberg Partners, LP (3)	100,001
DKR Soundshore Oasis Holding Fund Ltd. (3)	250,000
AES Capital Partners, LP (3)	300,000
Abundance Partners LP (3)	150,000
Dennis Shaya (3)	100,000
Majorie L Gorelik (3)	20,000
Andrew Williams (3)	30,000
David Geller (3)	75,000
Roger Muelhaupt (3)	105,000
Gordon Seto (3)	25,000
Washington Niagra Mining Partnership (3)	175,500 (4)
Robert Shaya (3)	60,000
Simon Vogel (3)	30,000
David Bloom (3)	40,000
Saul Kessler (3)	50,000
Mordechai Vogel (3)	30,000
Basu Biosciences, LP (3)	100,000
Rodney Towers (3)	18,750
Alan Grayson (3)	375,000
AS Capital Partners, LLC (3)	20,000

(1)
Investors purchased units (“Units”) in the Registrant for a purchase price of $0.50 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one two-year warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $0.75 per share as evidenced by a common stock purchase warrant.

(2)
Investors purchased units (“Units”) in the Registrant for a purchase price of $0.50 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one twenty one month warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $0.75 per share as evidenced by a common stock purchase warrant. In connection with the Offering, the Registrant and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to register for resale the shares of Common Stock sold to the Investors in the Offering and the shares of Common Stock underlying the Warrants (“Registrable Securities”). Pursuant to the Registration Rights Agreement, the Registrant agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the date of the Securities Purchase Agreement and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (A) the 180 th calendar day following the date of the Securities Purchase Agreement and (B) the fifth trading day following the date on which the SEC notifies the Registrant that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments. The Registrant further agreed to use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

(3)
Investors purchased units (“Units”) in the Registrant for a purchase price of $0.75 per unit, each of which consists of (A) one restricted share of the Registrant’s common stock (“Common Stock”), and (B) one two year warrant (“Warrant”) to purchase one restricted share of Common Stock at an exercise price of $1.00 per share as evidenced by a common stock purchase warrant. In connection with the Offering, the Registrant and the Investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Registrant has agreed to register for resale the shares of Common Stock sold to the Investors in the Offering and the shares of Common Stock underlying the Warrants (“Registrable Securities”). Pursuant to the Registration Rights Agreement, the Registrant agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within ninety (90) days following the date of the Securities Purchase Agreement and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after its filing, but in any event not later than the earlier of (A) the 180 th calendar day following the date of the Securities Purchase Agreement and (B) the fifth trading day following the date on which the SEC notifies the Registrant that it will not review the Registration Statement or that the Registration Statement is no longer subject to review and comments. The Registrant further agreed to use its best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k).

(4)	$175,500 was not received in cash but was a reduction in the cost of a land purchase agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 12, 2006

Bullion River Gold Corp.

/s/ Peter M. Kuhn
Peter M. Kuhn
Chief Executive Officer